UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2010

Commission file number: 001-33927

ATLAS ACQUISITION HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	26-0852483
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

c/o Hauslein & Company, Inc.
11450 SE Dixie Highway, Ste 106
Hobe Sound, Florida	33455
(Address of Principal Executive Offices)	(Zip Code)

(772) 545-9042
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 7, 2010, we announced that we have called a special meeting of our stockholders, to be held at 10:30 a.m., Eastern time, on January 20, 2010 at the offices of Greenberg Traurig, LLP, our counsel, MetLife Building, 200 Park Avenue, New York, New York 10166, to consider and vote on a proposed amendment to our amended and restated certificate of incorporation to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010, before we are required to liquidate. We will also submit to stockholders at the special meeting a proposal to approve an amendment to the trust agreement entered into in connection with our initial public offering to extend the date by which our trust account must be liquidated to February 16, 2010.

In addition, we announced on the same day that we have filed a definitive proxy statement with the Securities and Exchange Commission, or the SEC, and will soon commence mailing proxy materials to our stockholders in connection with the special meeting. Stockholders of record as of the close of business on December 30, 2009 will be entitled to vote at the special meeting. Our stockholders may obtain copies of all documents filed with the SEC regarding the special meeting and the proposals to be submitted to stockholders, free of charge, at the SEC’s website (www.sec.gov).

Our company and our directors and officers may be soliciting proxies from our stockholders in favor of the proposals. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of our stockholders in connection with the proposals are set forth in the definitive proxy statement filed with the SEC.

This Current Report on Form 8-K is not a proxy statement or a solicitation of proxies from our stockholders. Any solicitation of proxies will be made only pursuant to the definitive proxy statement to be mailed to our stockholders who held our stock as of the record date. We urge stockholders to read the definitive proxy statement and appendices thereto because they contain important information about our company and the proposals to be presented at the special meeting of stockholders.

The press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated January 7, 2010, entitled “Atlas Acquisition Holdings Corp. Sets Date for Special Meeting of Stockholders to Approve Extension of Date by Which it Must Complete a Business Combination”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ACQUISITION HOLDINGS CORP.

Dated: January 7, 2010	By:	/s/ James N. Hauslein
James N. Hauslein
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release, dated January 7, 2010, entitled “Atlas Acquisition Holdings Corp. Sets Date for Special Meeting of Stockholders to Approve Extension of Date by Which it Must Complete a Business Combination”